COMPANY NOTE #3

$275,000.00 **March 3, 2010**

MPHASE TECHNOLOGIES, INC.
Convertible Promissory Note

FOR VALUE RECEIVED, mPhase Technologies, Inc., a New Jersey corporation (the "***Borrower***"), hereby promises to pay to the order of John M. Fife, an individual, or his successors or assigns (the "***Lender***," and together with the Borrower, the "***Parties***"), the principal sum of $275,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Convertible Secured Promissory Note (this "***Note***"). This Note is issued pursuant to that certain Securities Purchase Agreement of even date herewith, entered into by and between the Borrower and the Lender (the "***Securities Purchase Agreement***").

1. **Principal and Interest Payments**. Interest on the unpaid principal balance of this Note shall accrue at the rate of 7.5% per annum. Upon the occurrence of an Event of Default (as defined below), the Outstanding Balance (as defined below) of this Note shall accrue simple interest at the rate of 15.00% per annum from and after the date of the occurrence of the Event of Default, whether before or after judgment. Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law. Beginning on the earlier of (i) the date on which the Lender gives to the Borrower a Conversion Notice (defined below) (a "***Conversion Date***"), or (ii) the date that is six (6) months from the date of this Note, and on the earlier of every six months thereafter or the next Conversion Date (each an "***Interest Payment Date***"), Borrower shall pay to Lender all interest accrued but unpaid under this Note as of such Interest Payment Date. Borrower shall pay to Lender all outstanding amounts due hereunder in a payment due on or before the date that is four (4) years from the date hereof (the "***Maturity Date***"). All payments owing hereunder shall be in lawful money of the United States of America delivered to the Lender at the address furnished to the Borrower for that purpose. All payments shall be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal. For purposes hereof, the term "***Outstanding Balance***" means the sum of the outstanding principal balance of this Note, the Origination Fee (defined below), and any accrued but unpaid interest, collection and enforcement costs, and any other fees incurred under this Note.

2. **Origination Fee**. The Borrower acknowledges that the initial principal balance of this Note exceeds the Purchase Price (as defined in the Securities Purchase Agreement) by $25,000.00 and that such excess is an origination fee (the "***Origination Fee***") which shall be fully earned and charged to the Borrower upon the execution of this Note, and shall be paid to the Lender as part of the outstanding principal balance as set forth in this Note.

3. **Conversion.**

(a) Optional Conversion. Provided that the Lender has paid to the Borrower all sums owed to the Borrower by the Lender pursuant to that certain Secured Promissory Note of even date herewith in the principal amount of $250,000.00 made by the Lender in favor of the

Borrower, at any time or from time to time after the date of this Note and prior to payment in full of the entire Outstanding Balance, the Lender shall have the right, at the Lender's option, to convert the Outstanding Balance, in whole or in part (the "***Conversion Amount***"), into common stock (the "***Common Stock***") of the Borrower. The number of shares of Common Stock to be issued upon such conversion shall be determined by dividing (a) the Conversion Amount by (b) 75% of the average volume-weighted average price (the "***VWAP***") for the three (3) trading days with the lowest average VWAP of the twenty (20) trading days immediately preceding the date set forth on the Conversion Notice (defined below) (the "***Conversion Price***"). The trading data used to compute the VWAP shall be as reported by Bloomberg, LP, or if such information is not then being reported by Bloomberg, LP, then as reported by such other data information source as may be selected by the Lender.

(b) Conversion Mechanics. In order to convert this Note into Common Stock, the Lender shall give written notice to the Borrower at its principal corporate office or the notice address provided in the Securities Purchase Agreement (which notice, notwithstanding anything herein to the contrary, may be given via facsimile, email, or other means in the discretion of the Lender) pursuant to the form attached hereto as **Exhibit A** (the "***Conversion Notice***") of the election to convert the same pursuant to this Section. Such Conversion Notice shall state the Conversion Amount, the number of shares of Common Stock to which Lender is entitled pursuant to the Conversion Notice (the "***Conversion Shares***"), and the account into which the shares of Common Stock are to be deposited (the "***Lender Account***"). The Borrower shall immediately, but in no event later than three (3) days after receipt of a Conversion Notice (the "***Delivery Date***"), deliver the Conversion Shares to the Lender Account. Notwithstanding anything herein to the contrary, all such deliveries of Conversion Shares shall be electronic, via Depository Trust Company ("DTC") Fast Automated Securities Transfer program. In the event the Borrower fails to deliver the Conversion Shares electronically and without restrictive legend within three (3) days of receipt of the Conversion Notice, in addition to all other remedies available to the Lender hereunder, in the Securities Purchase Agreement, or at law or in equity, a penalty equal to 1.5% of the Conversion Amount shall be added to the balance of this Note per day. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the Conversion Notice, and the person or entity entitled to receive the shares of Common Stock upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c) No Fractional Shares. Conversion calculations pursuant to Section 3(a) shall be rounded up to the nearest whole share, and no fractional shares shall be issuable by the Borrower upon conversion of this Note. All shares issuable upon a conversion of this Note (including fractions thereof) shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share.

(d) No Impairment. The Borrower will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Lender against impairment.

4. **Prepayment by the Borrower**. So long as no Event of Default shall have occurred and be continuing and the Borrower shall have a sufficient number shares of Common Stock authorized to accommodate a conversion of the Outstanding Balance of this Note, the Borrower may, in its sole and absolute discretion and upon giving the Lender not less then ten (10) days written notice (a "***Prepayment Notice***"), pay all or any portion of the Outstanding Balance of this Note at any time prior to the Maturity Date, provided that in the event the Borrower elects to prepay all or any portion of the Outstanding Balance of this Note, it shall pay to the Lender 110% of the portion of the Outstanding Balance the Borrower elects to prepay. Notwithstanding the Borrower's delivery of a Prepayment Notice, the Lender shall at all times prior to the date of prepayment maintain the right to convert all or any portion of this Note in accordance with Section 3 and any portion of this Note so converted after receipt of a Prepayment Notice and prior to the date of prepayment set forth in such notice and payment of the aggregate prepayment amount shall be deducted from the Outstanding Balance which is otherwise subject to prepayment pursuant to the Prepayment Notice. If the Borrower delivers a Prepayment Notice and fails to pay the specified prepayment amount due to the Lender within two (2) business days following the date of prepayment set forth in the Prepayment Notice, the Borrower shall forever forfeit its right to repay this Note pursuant to this Section.

5. **Certain Adjustments**. The number and class or series of shares into which this Note may be converted under Section 3 shall be subject to adjustment in accordance with the following provisions:

(a) Adjustment for Reorganization or Recapitalization. If, while this Note remains outstanding and has not been converted, there shall be a reorganization or recapitalization of the Borrower (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), all necessary or appropriate lawful provisions shall be made so that the Lender shall thereafter be entitled to receive upon conversion of this Note, the greatest number of shares of stock or other securities or property that a holder of the class of securities deliverable upon conversion of this Note would have been entitled to receive in such reorganization or recapitalization if this Note had been converted immediately prior to such reorganization or recapitalization, all subject to further adjustment as provided in this Section 5. If the per share consideration payable to the Lender for such class of securities in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Borrower's Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations or recapitalizations and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. In all events, appropriate adjustment shall be made in the application of the provisions of this Note (including adjustment of the conversion price and number of shares into which this Note is then convertible pursuant to the terms and conditions of this Note) with respect to the rights and interests of the Lender after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization or recapitalization upon conversion of this Note.

(b) Adjustments for Split, Subdivision or Combination of Shares. If the Borrower at any time while this Note remains outstanding and unconverted, shall split or subdivide any class of securities into which this Note may be converted into a different number

of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such split or subdivision shall be proportionately increased and the Conversion Price for such class of securities shall be proportionately decreased. If the Borrower at any time while this Note, or any portion hereof, remains outstanding and unconverted shall combine any class of securities into which this Note may be converted, into a different number of securities of the same class, the number of shares of such class issuable upon conversion of this Note immediately prior to such combination shall be proportionately decreased and the Conversion Price for such class of securities shall be proportionately increased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Note remains outstanding and unconverted, the holders of any class of securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Borrower by way of dividend, then and in each case, this Note shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Borrower that such holder would hold on the date of such conversion had it been the holder of record of the class of security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

(d) Adjustments for Spin Offs. If, at any time while any portion of this Note remains outstanding, the Borrower spins off or otherwise divests itself of a part of its business or operations or disposes of all or of a part of its assets in a transaction (the "***Spin Off***") in which the Borrower, in addition to or in lieu of any other compensation received and retained by the Borrower for such business, operations or assets, causes securities of another entity (the "***Spin Off Securities***") to be issued to security holders of the Borrower, the Borrower shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Lender had the entire balance of this Note, Company Note #1 and Company Note #2 (each as defined in the Securities Purchase Agreement and each an "***Additional Note***") outstanding on the record date (the "***Record Date***") for determining the amount and number of Spin Off Securities to be issued to security holders of the Borrower (the "***Outstanding Notes***") been converted as of the close of business on the trading day immediately before the Record Date (the "***Reserved Spin Off Shares***"), and (ii) to be issued to the Lender on the conversion of all or any of the Outstanding Notes, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the principal amount of the Outstanding Notes then being converted, and (II) the denominator is the principal amount of the Outstanding Notes. In the event of any Spin Off, (i) the Lender shall have the right to convert by delivering a Conversion Notice to the Borrower within ten (10) days of receipt of notice of such Spin Off from the Borrower, or (ii) immediately upon the consummation of a Spin Off, all amounts owed hereunder shall accelerate and be immediately due and payable in the sole discretion of the Lender.

(e) No Change Necessary. The form of this Note need not be changed because of any adjustment in the number of shares of Common Stock issuable upon its conversion.

6. **Certificate as to Adjustments**. Upon the occurrence of each adjustment or readjustment pursuant to Section 5, the Borrower at its sole expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Lender a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Lender, furnish or cause to be furnished to the Lender a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number and class of securities and the amount, if any, of other property which at the time would be received upon the conversion of this Note under Section 3.

7. **Collateral and Security Interest.** This Note shall be secured by the Buyer Notes (as defined in the Securities Purchase Agreement) issued by the Lender to Borrower on even date herewith (the "***Collateral***"). As security for the obligations under this Note, Borrower hereby pledges to Lender and grants to Lender a security interest in all right, title and interests of Borrower in and to the Buyer Notes, which are substantially in the forms attached hereto as Exhibit A and Exhibit B respectively, all of the proceeds (whether cash or accounts receivable) therefrom (including all proceeds from the sale thereof) and all replacements or substitutions thereof. Borrower hereby irrevocably appoints Lender as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Lender may perform any act which Borrower is obligated by this Note to perform, including the right to (a) collect, by legal proceedings or otherwise, endorse, and receive all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (c) execute and file UCC financing statements and other documents to record its encumbrance of the Collateral; *provided, however*, that Secured Party shall not exercise any such powers granted pursuant to this Section prior to the occurrence of an Event of Default (as defined in the this Note). Upon the occurrence of any such Event of Default, Lender shall have the rights of a secured creditor under the UCC, all rights granted by this Note and by law, including, without limiting the foregoing, the right to require Borrower to deliver the Collateral to Lender upon Lender's written demand. Debtor hereby agrees that ten (10) days' notice of a public sale of any Collateral or notice of the date after which a private sale of any Collateral may take place is reasonable.

8. **Change of Control**. In the event of (i) any transaction or series of related transactions (including any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Borrower, or (ii) a sale of all or substantially all of the assets of the Borrower to another person or entity, this Note shall be automatically due and payable in cash or Conversion Shares, at the election of the Lender. The Borrower will give the Lender not less than ten (10) business days prior written notice of the occurrence of any events referred to in this Section 8.

9. **Representations and Warranties of the Borrower**. In addition to the representations and warranties set forth in the Securities Purchase Agreement, which are

incorporated herein by reference, the Borrower hereby represents and warrants to the Lender that:

(a) The Borrower understands and acknowledges that the number of Conversion Shares issuable upon conversion of this Note will increase in certain circumstances. The Borrower further acknowledges that its obligation to issue Conversion Shares upon conversion of this Note in accordance with its terms is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Borrower;

(b) The Conversion Shares are enforceable against the Borrower and that the Borrower presently has no claims or defenses of any nature whatsoever with respect to the Conversion Shares;

(c) The Borrower's Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934 (the "***Exchange Act***");

(d) The Borrower is subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act and has filed all required reports under Sections 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the Borrower was required to file such reports); and

(e) The issuance of this Note is duly authorized. Upon conversion in accordance with the terms of this Note, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. The Borrower has reserved from its duly authorized capital stock the appropriate number of shares of Common Stock for issuance upon conversion of this Note as required by the terms of this Note.

10. **Affirmative and Negative Covenants**. In addition to the covenants set forth in the Securities Purchase Agreement, which are incorporated herein by reference, the Borrower covenants and agrees that, while any amounts under this Note are outstanding, it shall:

(a) Do all things necessary to preserve and keep in full force and effect its corporate existence including, without limitation, (i) maintain all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged, (ii) continue to engage in business of the same general type as conducted as of the date hereof, and (iii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

(b) Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has maintained adequate reserves with respect thereto in accordance with GAAP;

(c) Comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements applicable to it (collectively, "***Requirements***") of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials or officers which are applicable to the Borrower or any of its properties, except where the failure to so comply would not have a material adverse effect on the Borrower or any of its properties; *provided*, *however*, that nothing provided herein shall prevent the Borrower from contesting the validity or the application of any Requirements;

(d) Keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP;

(e) From the date hereof until all the Conversion Shares either have been sold by the Lender, or may permanently be sold by the Lender without any restrictions pursuant to Rule 144, (the "***Registration Period***") the Borrower shall file with the Securities and Exchange Commission (the "***SEC***") in a timely manner all required reports under Sections 13 or 15(d) of the Exchange Act, as amended, and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder;

(f) The Borrower shall furnish to the Lender so long as the Lender owns Common Stock, promptly upon request, (i) a written statement by the Borrower that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Borrower and such other reports and documents so filed by the Borrower, and (iii) such other information as may be reasonably requested to permit the Lender to sell such securities pursuant to Rule 144 without registration;

(g) During the Registration Period, the Borrower shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination;

(h) The Borrower's Common Stock shall be listed or quoted for trading on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, or (e) the Nasdaq OTC Bulletin Board (each, a "***Primary Market***"). The Borrower shall promptly secure the listing of all of its securities issuable under the terms of the Transaction Documents (as defined in the Securities Purchase Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of the Transaction Documents;

(i) The Borrower agrees to permit the Lender to participate in registrations of the Borrower's securities for the Borrower's own account (i.e., piggyback registrations) (which registration may include shares registered for the benefit of others in addition to those registered for the Borrower's own account) and the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant shall be deemed "registrable securities" or otherwise entitled to piggyback registration rights. If at any time prior to (i) the repayment in full of the Note, or (ii) the Expiration Date (as defined in the Warrant) of the Warrant, the Borrower files any

registration statement under the Securities Act covering the offer and sale of the Borrower's securities, the Borrower shall give written notice to the Lender at least sixty (60) days prior to the declaration of effectiveness of such registration statement by the SEC and shall offer, in such written notice, to include in such registration (and any related qualifications including compliance with applicable state securities laws) and in any underwriting involved therein, the Borrower's securities issued to the Lender upon conversion of the Note or exercise of the Warrant. To the extent the registration involves an underwriting, the Borrower shall so advise the Lender and the Lender's right to participate in such registration shall be conditioned upon the Lender's participation in the underwriting and inclusion of securities in the underwriting;

(j) Notify the Lender in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Borrower involving a claim in excess of $100,000.00;

(k) The Borrower shall have at all times authorized and reserved for issuance, free from preemptive rights or other claims, a number of shares at least equal to the sum of one hundred twenty five percent (125%) of the number of shares of Common Stock issuable as may be required to satisfy the conversion rights of the Lender of the Outstanding Balance under this Note (the "***Reserved Amount***") (assuming for such purposes that the Outstanding Balance is paid in shares of Common Stock at the Conversion Price in effect on the Reserved Share Determination Date). The Reserved Amount shall be computed (i) without regard to any restrictions which might limit the Lender's right to convert the Note including, without limitation, the Ownership Limitation (as defined below), and (ii) taking into account shares of Common Stock issuable under or pursuant to the Additional Notes and any other notes, debentures, warrants, options or other instruments whatsoever which obligate or may obligate the Company to issue shares of Common Stock. The Borrower shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, the Reserved Amount. At the request of the Lender, the Borrower shall promptly give written instructions to the Transfer Agent (as defined in the Securities Purchase Agreement) to reserve for issuance to the Buyer the number of shares equal to the Reserved Amount. The Company will, at the request of the Buyer, provide written confirmation, certified by an executive officer of the Company, of the number of shares then reserved for the Buyer and that the instructions referred to in the preceding sentence have been given to the Transfer Agent. The covenants contained in this Subsection 10(k) are herein collectively referred to as the "***Share Reserve Covenant***." In the event the Borrower is at any time in violation of any part of the Share Reserve Covenant, then Borrower further covenants and agrees to use its best efforts to cause its shareholders to approve an amendment to Certificate of Incorporation providing for the creation of a sufficient number of shares of Common Stock to satisfy the Reserved Amount under this Note, and to take any such further action as may be required in order to satisfy the requirements of the Share Reserve Covenant. Notwithstanding the foregoing, and subject to the provisions of Section 12 below, the Borrower shall not be obligated to issue more than 34,375,000 shares of Common Stock under this Note (the "***Share Cap***"); *provided, however*, that notwithstanding the Share Cap, (a) a failure to deliver shares pursuant to a Conversion Request shall nevertheless be deemed an Event of Default, as described in Section 11(c) below, and (b) a breach of the Share Reserve Covenant shall nevertheless be deemed a Special Event of Default, as described in Section 12 below; and

(l) Notify the Lender in writing, promptly upon the occurrence of any Event of Default.

11. **Default**. If any of the events specified in subsections (a) through (m) below of this Section 11 shall occur (each, an "***Event of Default***") then each of the following effects (each, a "***Default Effect***") shall automatically, without any further action on the part of the Lender, occur, *provided, however*, that the Default Effects set forth in (iii) and (iv) may occur at the election of the Lender: (i) the Outstanding Balance shall immediately increase to 110% of the Outstanding Balance immediately prior to the occurrence of the Event of Default, (ii) the Borrower shall immediately issue to the Lender 1,000,000 shares of its Common Stock, (iii) the Lender may declare the Outstanding Balance immediately due and payable, *provided, however*, that the Lender may elect to receive such payment in shares of Common Stock based on a Conversion Price equal to the lowest VWAP for the Common Stock for the twenty (20) trading days immediately preceding such request by the Lender, (iv) at the election of the Lender, the outstanding amounts owed by the Lender to the Borrower under either or both of Buyer Note #1 or Buyer Note #2 (each as defined in the Securities Purchase Agreement) may be offset by the outstanding amounts owed by the Borrower to the Lender under either or both of Company Note #2 (as defined in the Securities Purchase Agreement) or this Note (each, a "***Right of Offset***"), provided that in the event the Lender elects to exercise a Right of Offset, then the Borrower shall have no further obligation under Company Note #2 or this Note, as the case may be, notwithstanding any original issue discount or origination fee (for the interest of clarity and for illustration purposes and not by way of limitation of the foregoing, if an Event of Default occurs and the Lender elects to exercise its Right of Offset by subtracting the outstanding amount under this Note from the outstanding amount under Buyer Note #1, then the amount outstanding under this Note after giving effect to the Right of Offset shall be zero), and (v) this Note, until repaid in full, shall accrue interest at the rate of 15% per annum on the outstanding principal amount due hereunder. Notwithstanding the foregoing, the effects set forth in clauses (i) and (ii) shall not be applied more than two (2) times.

(a) Failure to Pay. The Borrower's failure to make any payment when due and payable under the terms of this Note or the Additional Notes, including, without limitation, any payment of costs, fees, interest, principal or other amount due hereunder.

(b) Transfer or Pledge of the Buyer Notes. The Borrower shall sell, transfer, assign, pledge, hypothecate or otherwise alienate or encumber the Buyer Notes in any way without the prior written consent of the Lender.

(c) Failure to Deliver Shares. The Borrower's (or its transfer agent's) failure to deliver the Conversion Shares as provided under Section 3(b) of this Note.

(d) Breaches of Covenants. The Borrower or its subsidiaries, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (as defined in the Securities Purchase Agreement).

(e) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Borrower to the Lender in writing included in this Note or in connection with any of the Transaction

Documents, or as an inducement to the Lender to enter into this Note or any of the Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter.

(f) Failure to Pay Debts; Voluntary Bankruptcy. If any of the Borrower's assets are assigned to its creditors, if the Borrower fails to pay its debts generally as they become due, or if the Borrower files any petition, proceeding, case or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, rule, regulation, statute or ordinance (collectively, "***Laws and Rules***"), or any other Law and Rule for the relief of, or related to, debtors.

(g) Involuntary Bankruptcy. If any involuntary petition is filed under any bankruptcy or similar Law or Rule against the Borrower, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Borrower or any guarantor.

(h) Governmental Action. If any governmental or regulatory authority takes or institutes any action that will materially affect the Borrower's financial condition, operations or ability to pay or perform the Borrower's obligations under this Note.

(i) Judgment. Any final non-appealable money judgment, writ or warrant of attachment, or similar process in excess of $550,000.00 in the aggregate shall be entered or filed against the Borrower or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder.

(j) Suspension of Common Stock. The Borrower shall have its Common Stock suspended from trading on, or delisted from, the Primary Market for a period of 5 consecutive trading days.

(k) Reporting Company. Failure of the Borrower to continue to maintain its status as a reporting company with current public information pursuant to Sections 13 or 15(d) of the Exchange Act or otherwise required by the Exchange Act, or inability of the Lender to be permitted to sell shares of Common Stock pursuant to Rule 144 from and after the date that is six (6) moths following the date of this Note.

(l) Debt Obligations. The Borrower is, by the end of any relevant grace period, in default in the payment of principal or interest as and when due and payable under any one or more debt obligations of the Borrower to third parties such that the aggregate amount of such defaults is in excess of $250,000.00 and the holder has elected to accelerate the payment of such debt obligation.

(m) Unlawful. It becomes unlawful for the Borrower to perform its outstanding obligations under this Note or any Additional Note.

12. **Special Default.** In the event the Borrower breaches the Share Reserve Covenant (a "***Special Event of Default***"), then notwithstanding anything to the contrary herein, the following shall occur: (i) the Outstanding Balance shall immediately increase to 110% of the

Outstanding Balance immediately prior to the occurrence of the Special Event of Default; (ii) the Borrower shall immediately issue to the Lender 1,000,000 shares of its Common Stock; and (iii) the Outstanding Balance, as increased pursuant to this Section 12, shall be immediately due and payable. Upon the first occurrence of a Special Event of Default, the Borrower in its discretion shall have the right, for a period of five (5) business days after the occurrence of the Special Event of Default, to either (a) pay to the Lender the Outstanding Balance in cash, or (b) increase the Share Cap to 55,000,000 shares in order to satisfy, or attempt to satisfy, the Share Reserve Covenant (each, a "***Special Default Settlement***"). In the event the Borrower fails to effectuate a Special Default Settlement within five (5) days, (A) the Share Cap shall automatically, and without any further action required by the Lender, be increased to 55,000,000, and (B) the Special Event of Default shall be automatically deemed an Event of Default and the Lender shall be entitled to any and all remedies available at law or in equity including, without limitation, the Default Effects.

13. **Ownership Limitation**. Notwithstanding the provisions of this Note, in no event shall this Note be convertible to the extent that the issuance of Common Stock upon the conversion thereof, after taking into account the Common Stock then owned by the Lender and his affiliates, would result in the beneficial ownership by the Lender and his affiliates of more than 4.99% of the outstanding Common Stock of the Borrower (the "***Ownership Limitation***"). For purposes of this paragraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act.

14. **No Rights or Liabilities as Shareholder**. This Note does not by itself entitle the Lender to any voting rights or other rights as a shareholder of the Borrower. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Lender, shall cause the Lender to be a shareholder of the Borrower for any purpose.

15. **Unconditional Obligation**. Subject to the terms of the Securities Purchase Agreement, no provision of this Note shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency or where contemplated herein in shares of its Common Stock, as applicable, as herein prescribed. This Note and all other Notes now or hereafter issued of similar terms are direct obligations of the Borrower.

16. **Binding Effect**. This Note shall be binding on the Parties and their respective heirs, successors, and assigns; *provided, however*, that the Borrower shall not assign its rights hereunder in whole or in part without the express written consent of the Lender.

17. **Governing Law; Venue**. The terms of this Note shall be construed in accordance with the laws of the State of Illinois as applied to contracts entered into by Illinois residents within the State of Illinois which contracts are to be performed entirely within the State of Illinois. With respect to any disputes arising out of or related to this Note, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Illinois (or in the event of federal jurisdiction, the United States District Court Northern District of Illinois).

18. **Severability**. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

19. **Attorneys' Fees**. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Lender shall be entitled to recover reasonable attorneys' fees directly related to such enforcement or collection actions.

20. **Amendments and Waivers; Remedies**. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by either Party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Borrower and the Lender and (ii) only in the specific instance and for the specific purpose for which made or given.

21. **Notices**. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient, as set forth in the Securities Purchase Agreement. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth in the Securities Purchase Agreement using any other means (including personal delivery, expedited courier, messenger service, facsimile, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient or receipt is confirmed electronically or by return mail. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in any manner herein set forth.

22. **Final Note**. This Note, together with the Transaction Documents, contains the complete understanding and agreement of the Borrower and Lender and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date set forth above.

Exhibits

Exhibit A – Conversion Notice

mPHASE TECHNOLOGIES, INC.

By: ______________________

Name: Martin Smiley

Title: CFO & General Counsel

ACKNOWLEDGED, ACCEPTED AND AGREED:

____

John M. Fife

[Signature page to Convertible Secured Promissory Note]